Pfizer License Agreement	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
License Agreement [Abstract]
Pfizer License Agreement

4. Pfizer License Agreement

In August 2018, we entered into a license agreement with Pfizer (the Pfizer License Agreement) pursuant to which we were granted an exclusive, sublicensable, worldwide license under certain Pfizer patent rights, and a non-exclusive, sublicensable, worldwide license under certain Pfizer know-how to develop, manufacture and commercialize certain compounds and products, which currently constitute the entirety of our asset portfolio, subject to the terms and conditions of the Pfizer License Agreement.

Under the Pfizer License Agreement, we are solely responsible for the development, manufacture, regulatory approval and commercialization of compounds and products in the field and we will pay Pfizer tiered royalties on the aggregate net sales during each calendar year, determined on a product-by-product basis, with respect to products under the Pfizer License Agreement, and we may pay potential milestone payments to Pfizer, based on the successful achievement of certain regulatory and commercial milestones. To date, no regulatory or commercial approval milestone payments or royalty payments were made or became due under this agreement.

For additional information on our Pfizer License Agreement, please read Note 6, Pfizer License Agreement, to our audited consolidated financial statements included in our Annual Report.

6. Pfizer License Agreement

In August 2018 we entered into the Pfizer License Agreement pursuant to which we were granted an exclusive, sublicensable, worldwide license under certain Pfizer patent rights, and a non-exclusive, sublicensable, worldwide license under certain Pfizer know-how to develop, manufacture and commercialize certain compounds and products, which currently constitute the entirety of our asset portfolio, in the field of treatment, prevention, diagnosis, control and maintenance of all diseases and disorders in humans, subject to the terms and conditions of the Pfizer License Agreement. Additionally, Pfizer has an exclusive right of first negotiation in the event that we seek to enter into any significant transaction with a third party with respect to a product either globally or in certain designated countries. Significant transactions include exclusive licenses, assignments, sales, exclusive co-promotion arrangements, and other transfers of all commercial rights to a product globally or in certain designated countries, as well as exclusive distribution agreements globally or in certain designated countries.

Under the Pfizer License Agreement, we are solely responsible for the development, manufacture, regulatory approval and commercialization of compounds and products in the field. We are also required to use commercially reasonable efforts to develop and seek regulatory approval for a product that contains or incorporates one of certain scheduled compounds to exert a therapeutic effect on certain targets in each of the following countries: United Kingdom, Germany, France, Italy, Spain, China, Japan and the United States, each a major market country. We are also required to use commercially reasonable efforts to commercialize each such product, if approved, in each major market country in which regulatory approval for such product has been obtained.

As partial consideration for the licensed assets, we issued Pfizer 3,833,333.33 shares of Old Cerevel Series A-2 Preferred Stock with an estimated fair value of $100.4 million, or $26.20 per share. We also reimbursed Pfizer for $11.0 million of direct transaction costs related to the Pfizer License Agreement, bringing the total consideration to $111.4 million, which was recorded as a charge to research and development expense as these assets had not yet reached technological feasibility and held no alternative future use at the time of the Transaction. The fair value of the Series A-2 Preferred Stock was established using an income approach for the valuation of the company’s business enterprise value at the Formation Transaction Date, and the option pricing method for the fair value of all shares subject to the Formation Transaction. Upon the closing of the Business Combination Transaction, Pfizer’s 3,833,333.33 shares of Series A-2 Preferred Stock were converted into 26,149,211 shares of common stock after giving effect to the anti-dilution protections and the Exchange Ratio established by the Business Combination.

We accounted for the acquisition of the Pfizer License Agreement as an asset acquisition. The Pfizer License Agreement is limited to the intellectual property and rights to develop certain non-commercially approved compounds with no existing revenues and we did not acquire an organized workforce of Pfizer employees nor any third-party arrangements that constitute a substantive process capable of developing the compounds. The assets acquired were measured based on the fair value of the Series A-2 Preferred Stock issued to Pfizer and direct transaction costs of $11.0 million, as the fair value of the equity given was more readily determinable than the fair value of the assets received.

Under the terms of the Pfizer License Agreement, we are also required to make regulatory approval milestone payments to Pfizer, ranging from $7.5 million to $40.0 million, on a compound-by-compound basis, upon the first regulatory approval in the United States for the first product containing or comprised of a given compound, with the amount of the payments determined by which designated group the compound falls into and with each such group generally characterized by the compounds’ stage of development. Each such regulatory approval milestone is payable only once per compound. If all of our disclosed product candidates currently under development are approved in the United States, the total aggregate amount of such regulatory approval milestones payable to Pfizer would be approximately $220.0 million. No regulatory approval milestone payments were made or became due during the years ended December 31, 2020 and 2019.

In addition, we are required to pay Pfizer commercial milestone payments up to an aggregate of $170.0 million per product, when aggregate net sales of products under the Pfizer License Agreement in a calendar year first reach various thresholds ranging from $500.0 million to $2.0 billion. Each commercial milestone payment is payable only once upon first achievement of the applicable commercial milestone. If all of our disclosed product candidates currently under development achieve all of the commercial milestones, the total aggregate amount of such commercial milestones payable to Pfizer would total approximately $1.7 billion. No Pfizer commercial milestone payments were made or became due during the year ended December 31, 2020 and 2019.

We are also required to pay Pfizer tiered royalties on the aggregate net sales, during each calendar year, determined on a product-by-product basis, with respect to products under the Pfizer License Agreement, at percentages ranging from the low-single to mid-teens, with the royalty rate determined by which designated group the applicable compound for such product falls into and with each such group generally characterized by the compounds’ stage of development, and subject to certain royalty deductions for the expiration of patent, regulatory and data exclusivity, generic competition and third-party royalty payments as set forth in the Pfizer License Agreement. The royalty term expires, on a product-by-product and country-by-country basis, on the later of (1) expiration of all regulatory or data exclusivity for such product in such country, (2) the date upon which the manufacture, use, sale, offer for sale or importation of such product in such country would no longer infringe, but for the license granted in the Pfizer License Agreement, a valid claim of the licensed patents and (3) 12 years following the first commercial sale of such product in such country. No royalty payments were made or became due in the years ended December 31, 2020 and 2019.

Pfizer can terminate the Pfizer License Agreement in its entirety upon a material breach by the company, subject to specified notice and cure provisions. However, if such material breach is with respect to one or more, but not all, products, targets or countries, Pfizer’s right to terminate is only with respect to such products, targets or countries. Either party may terminate the Pfizer License Agreement in its entirety upon event of a bankruptcy, insolvency or other similar proceeding of the other party or a force majeure event that prohibits the other party from performing for a period of time. Absent early termination, the term of the Pfizer License Agreement will continue on a country-by-country basis and product-by-product basis, until the expiration of the royalty term for the country and the product. Upon Pfizer’s termination of the Pfizer License Agreement for our material breach or either party’s termination for bankruptcy, insolvency or other similar proceeding or force majeure, we would grant Pfizer an exclusive, sublicensable, royalty-free, worldwide, perpetual license under certain intellectual property we develop during the term of the Pfizer License Agreement.